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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 5, 1994
                                                   -----------

              BORDEN CHEMICALS AND PLASTICS LIMITED PARTNERSHIP
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            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      1-9699               31-1269627
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(State or Other Jurisdiction        (Commission            (IRS Employer
    of Incorporation)               File Number)       Identification No.)

Highway 73, Geismar, Louisiana                          70734
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(Address of Principal Executive Offices)              (Zip Code)

                (504) 387-5101
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Registrant's Telephone Number, Including Area Code)

                        Not Applicable
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  (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events
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        On May 5, 1994, Borden Chemicals and Plastics Operating Limited
Partnership issued a press release (attached as Exhibit 99) announcing the filing of a lawsuit against the U.S. Environmental Protection Agency seeking a ruling that certain materials and facilities are not subject to regulation under the Resource Conservation and Recovery Act.

Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

        99.  Press Release

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BORDEN CHEMICALS AND PLASTICS
                                    LIMITED PARTNERSHIP
                                By BCP Management, Inc.
                                    General Partner


Date: May 12, 1994              By /s/ David A. Kelly
          --                       -----------------------------
                                   David A. Kelly
                                   Director and Treasurer
                                   (Principal Financial
                                   Officer & Duly Authorized
                                   Signing Officer)



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